Exhibit 99.1

CVR Energy Announces Pricing of Proposed Senior Secured Term Loan B Facility,
2025 Capital Expenditure Outlook, New Employment Agreement with Dave Lamp

SUGAR LAND, Texas (December 12, 2024) – CVR Energy, Inc. (NYSE: CVI, “CVR Energy” or the “Company”) today announced that certain of its wholly owned subsidiaries have priced a proposed $325 million aggregate principal amount senior secured term loan B due 2027 (the “Facility”). The loans under the Facility will be issued at a price equal to 99% of their face value and bear interest at SOFR plus 4.0%, with closing expected before the end of the year. The proceeds of the loans under the Facility are expected to be used primarily for capital expenditures, including the planned 2025 turnaround at the Coffeyville refinery. The Company is also in negotiations for the potential sale of its interests in one of its midstream assets, with total consideration, if the transaction is finalized, approved and closed, expected to be under $100 million. Such sale, if any is consummated, is expected to further enhance the Company’s liquidity position.

CVR Energy today also announced that, on December 12, 2024, it entered into a new employment agreement with Dave Lamp, its President and Chief Executive Officer and a member of its Board of Directors, which agreement is expected to commence on January 1, 2025, immediately following expiration of his existing employment agreement, and end on December 31, 2026, unless earlier terminated in accordance with its terms. This summary of the employment agreement is qualified in its entirety by the terms of the agreement, which will be reported on a Form 8-K to be filed with the U.S. Securities and Exchange Commission within four business days of execution.

“As we discussed in our last earnings call, in light of current market conditions and our upcoming large turnaround at the Coffeyville refinery, we considered it prudent to further strengthen our liquidity and balance sheet. We are pleased with the positive feedback we have received relating to our potential Facility and feel confident in our ability to successfully close the Facility before year-end,” said Dave Lamp, CVR Energy’s President and Chief Executive Officer. “I consider these actions, as well as those announced in our last earnings call, as positioning CVR Energy to take advantage of improving market conditions when they occur, as I believe they will. I’m also pleased to announce that I have entered into a new employment agreement to extend my tenure as President and Chief Executive Officer of CVR Energy and Executive Chairman of CVR Partners’ general partner. I am proud of what we have accomplished over the past seven years and look forward to leading our companies into the future.”

2025 Capital Expenditure Outlook

The Company also published its capital expenditure outlook for 2025 set forth below, which for its Petroleum segment and Corporate and other businesses is generally focused on projects the Company considers necessary to maintaining safe, reliable operations and projects currently underway that would incur additional costs by deferring completion such as the ongoing project to eliminate hydrofluoric acid from the Wynnewood refinery alkylation unit, which currently accounts for the majority of the growth capital spending planned for the Petroleum segment in 2025. The Petroleum segment capital expenditure outlook does not include expected turnaround expenditures of $170 million to $190 million, which is primarily associated with the turnaround at the Coffeyville refinery currently expected to commence in the first quarter of 2025. Growth capital projects in the Fertilizer segment should primarily be funded through cash reserves taken at CVR Partners, LP (“CVR Partners”) over the past two years.

	2025 Estimate
	Maintenance		Growth		Total
(in millions)	Low	High	Low	High	Low	High
Petroleum	$70	$80	$35	$45	$105	$125
Nitrogen Fertilizer	35	45	20	25	55	70
Other (1)	3	7	2	3	5	10
Total	$108	$132	$57	$73	$165	$205

(1)Includes renewables spending for the Wynnewood refinery’s renewable diesel unit. As of September 30, 2024, the Renewables business was not a reportable segment.

Forward-Looking Statements

This news release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, statements regarding: our expectations regarding the closing of the Facility on the terms or in the time indicated, and the use of proceeds thereof; the potential sale, if any, of interests in certain midstream assets and the anticipated value of any such sale and resulting benefits (if any) thereof; the expected commencement and duration of a new employment agreement with Mr. Lamp, as well as the expiration of an existing agreement therewith; the planned turnaround at our Coffeyville refinery; our capital expenditures outlook, including in respect of our segments and on a consolidated basis, and the allocation of anticipated amounts to fund certain projects and turnarounds and the use of certain cash reserves in connection therewith; continued safe and reliable operations; our future results, performance or achievements and drivers thereof; disruptions to operations (planned and unplanned), including impacts on results; general economic and business conditions; capital expenditures; and other matters. You can generally identify forward-looking statements by our use of forward-looking terminology such as “outlook,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” “should,” “upcoming,” “before,” “future,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. Investors are cautioned that various factors may affect these forward-looking statements, including (among others): the satisfaction of the closing conditions prior to closing the Facility; our ability to negotiate terms related to the potential midstream asset sale, if any, that are acceptable; the health and economic effects of any pandemic; demand for fossil fuels and price volatility of crude oil, other feedstocks and refined products; the ability of Company to pay cash dividends and of CVR Partners to make cash distributions; potential operating hazards, including the impacts of fires at our facilities; costs of compliance with existing or new laws and regulations and potential liabilities arising therefrom; impacts of the planting season on CVR Partners; our controlling shareholder’s intention regarding ownership of our common stock and potential strategic transactions involving us or CVR Partners; capital expenditures and the amount, timing, purposes and benefits thereof; general economic and business conditions; political disturbances, geopolitical instability and tensions; impacts of plant outages and weather conditions and events; and other risks. For additional discussion of risk factors which may affect our results, please see the risk factors and other disclosures included in our most recent Annual Report on Form 10-K, any subsequently filed Quarterly Reports on Form 10-Q and our other Securities and Exchange Commission (“SEC”) filings. These and other risks may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this news release are made only as of the date hereof. CVR Energy disclaims any intention or obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

About CVR Energy, Inc.
Headquartered in Sugar Land, Texas, CVR Energy is a diversified holding company primarily engaged in the renewables, petroleum refining and marketing business as well as in the nitrogen fertilizer manufacturing business through its interest in CVR Partners. CVR Energy subsidiaries serve as the general partner and own 37 percent of the common units of CVR Partners.

Investors and others should note that CVR Energy may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of its website. CVR Energy may use these channels to distribute material information about the Company and to communicate important information about the Company, corporate initiatives and other matters. Information that CVR Energy posts on its website could be deemed material; therefore, CVR Energy encourages investors, the media, its customers, business partners and others interested in the Company to review the information posted on its website.

Contact Information:

Investor Relations
Richard Roberts
(281) 207-3205
InvestorRelations@CVREnergy.com

Media Relations
Brandee Stephens
(281) 207-3516
MediaRelations@CVREnergy.com